AGREEMENT AMENDING AMENDED AND RESTATED
              AGREEMENT AMONG INITIAL STOCKHOLDERS AND SYN INC.

                    THIS AGREEMENT, dated July 1, 1996, is made and entered into among Empire Gas Corporation, a Missouri corporation ("Empire"), Northwestern Growth Corporation, a South Dakota corporation ("NGC"), and SYN Inc., a Delaware corporation ("SYN"), with respect to the following facts:

                    A. The parties hereto previously entered into that certain agreement, effective as of May 17, 1995, titled "Amended and Restated Agreement Among Initial
          Stockholders and SYN Inc."

                    B.   Such parties now desire to amend said
          Amended and Restated Agreement Among Initial Stockholders and SYN Inc.

                    NOW THEREFORE, the parties hereto agree that
          Section 5.02(b)(i) of said Amended and Restated Agreement Among Initial Stockholders and SYN is hereby amended to read as follows:

                    (i)  the Board of Directors of SYN
                    shall consist of six members, five of
                    whom shall be nominees of NGC (the
                    "NGC Positions"); and one of whom
                    shall be the nominee of Empire (the
                    "Empire Positions"); and any
                    vacancies occurring in the NGC
                    Positions will be promptly filled
                    with nominees of NGC and any
                    vacancies occurring in the Empire
                    Positions will be promptly filled
                    with nominees of Empire.

                    FURTHER, the parties hereto agree that Section 5.02(c) of said Amended and Restated Agreement Among
          Initial Stockholders and SYN is hereby amended to read as follows:

                    (c)  To initiate compliance with
                    preceding paragraph (b), Empire and
                    NGC have caused the following persons
                    to be elected to the positions with
                    SYN indicated by their names, to
                    serve for the period provided in the
                    by-laws of SYN:

                    *    Chairman of the Board and
                         director -- Merle D. Lewis
                         (an NGC nominee for such
                         positions);

                    *    Vice Chairman of the Board
                         and director -- Richard R.
                         Hylland (an NGC nominee for
                         such positions);

                    *    Director -- Douglas  A.
                         Brown (an NGC nominee for
                         such position); [and]

                    *    Director -- Daniel K. Newell
                         (an NGC nominee for such
                         position);

                    *    President and Chief
                         Executive Officer and
                         director -- Paul S. Lindsey,
                         Jr. (an Empire nominee as
                         to the position of
                         director);

                    with the sixth member of the Board of
                    Directors of SYN (one of the NGC
                    Positions) to be nominated by NGC,
                    and elected, at a future time when
                    NGC has selected the nominee for such
                    position.

                    FURTHER, the parties hereto agree that said
          Amended and Restated Agreement Among Initial Stockholders and SYN is hereby amended to add the following:

                    Empire hereby grants to SYN the right
                    to use of the name Allstar and all
                    similar related names, marks and
                    logos, for so long as the Management
                    Agreement (as the same may be
                    amended) is in effect, and for a
                    transition period of twelve (12)
                    months thereafter, for the conduct of
                    business at all locations where
                    Empire has caused SYN to use such
                    name and/or all similar related
                    names, marks and logos.

                    IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name as of the date first above written.

                                   EMPIRE GAS CORPORATION

                                   By: /s/ Paul S. Lindsey, Jr.
                                       __________________________
                                       President

                                   NORTHWESTERN GROWTH CORPORATION

                                   By: /s/
                                      ___________________________
                                      President

                                   SYN INC.

                                   By: /s/ Paul S. Lindsey, Jr.
                                      ___________________________
                                      Title:______________________